Making a Difference with Clean Technology

Fall 2013

Northern Technologies International Corporation

NASDAQ:NTIC

Forward Looking Statements

Statements contained in this presentation that are not historical information are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about NTIC's future financial performance; the future estimated market sizes, demand for and sales of NTIC's products, and such other statements which can be identified by words such as "expect," "anticipate," "estimate," "will," "would," "could," words of similar meaning, future dates and any other statements that are not historical facts. Such forward-looking statements are based upon the current beliefs and expectations of NTIC's management and are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied. Such potential risks and uncertainties include, but are not limited to, in no particular order: NTIC's dependence on the success of its joint ventures and fees and dividend distributions that NTIC receives from them; NTIC's relationships with its joint ventures and its ability to maintain those relationships; risks related to the European sovereign debt crisis, economic slowdown and political unrest; risks associated with NTIC's international operations; exposure to fluctuations in foreign currency exchange rates; the health of the U.S. and worldwide economies, including in particular the U.S. automotive industry; the level of growth in NTIC's markets; NTIC's investments in research and development efforts; acceptance of existing and new products; timing of NTIC's receipt of purchase orders under supply contracts; variability in sales to Petrobras and other customers and the effect on NTIC's quarterly financial results; increased competition; the costs and effects of complying with changes in tax, fiscal, government and other regulatory policies, including rules relating to environmental, health and safety matters; and NTIC's reliance on its intellectual property rights and the absence of infringement of the intellectual property rights of others. More detailed information on these and additional factors which could affect NTIC's results is described in NTIC's filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. NTIC urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the company faces. Additionally, NTIC undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), NTIC uses certain non-GAAP financial measures in this presentation. NTIC uses non-GAAP financial measures as supplemental measures of performance and believes these measures facilitate operating performance comparisons from period to period and company to company by factoring out potential differences caused by non-recurring, unusual or infrequent charges not related to NTIC's regular, ongoing business, variations in capital structure, tax positions, depreciation, non-cash charges and certain large and unpredictable charges. NTIC believes that the presentation of certain non-GAAP financial measures provides useful information to investors in evaluating its operations, period over period. Non-GAAP measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of NTIC's results as reported under GAAP. When analyzing NTIC's operating performance, investors should not consider NTIC's net income, as adjusted, for example, as a substitute for NTIC's net income prepared in accordance with GAAP or any other non-GAAP financial measure as a substitute for the comparable GAAP financial measure. Investors should note that any non-GAAP financial measures used by NTIC may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies. Whenever NTIC uses non-GAAP financial measures, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.

Industry Information

Information regarding market and industry statistics contained in this presentation is based on information available to NTIC that NTIC believes is accurate. It is generally based on publications that are not produced for these purposes or economic analysis.

NTIC Solutions

Leveraging expertise and a global presence into growth.

Zerust®

Corrosion Inhibiting Products
- Profitable and growing global core business
- Inventor of base technology
- 35+ years of success

Zerust® Oil & Gas

Advanced Corrosion Protection
- Proven to protect oil and gas infrastructure
- Leverages core competence
- Large market potential

Natur-Tec®

Advanced Bioplastics
- Compostable
- Biobased
- Application specific formulations
- Finished goods

Global Sales Presence

Introducing new products and technologies worldwide



Global Sales Infrastructure

- Direct presence in 60+ countries via 24 joint ventures & 2 subs
- Enhanced reach via large distributor base
- $130+ million in annual worldwide sales in fiscal 2012 (jv sales not consolidated with NTIC)

R&D Focus

- R&D labs multiple countries
- $4.3M in annual R&D investments

Estimated Market Potential

	Estimated Annual Total Market Potential	Estimated Market Growth Rate	Percentage of NTIC FY 2012 Net Sales
Zerust®	$520 Million	5-10%	76%
ZERUST OIL & GAS	$25 Billion	10%	16%
Natur-Tec®	$1 Billion	>20%	8%

The market **potential** for Zerust® Oil & Gas and Natur-Tec® solutions is significantly **larger** than that for our core Zerust business.

The **"Green Movement"** and **Legislation** is **pushing** and **pulling** Natur-Tec growth.

Pioneers in Corrosion Management

Inventors and First-to-Market



Zerust® Vapor Corrosion Inhibiting (VCI) Plastic Packaging

- Proven Safe and Effective for 35+ Years
- Zerust® helps manufacturers of metal components reduce costs while increasing process yields.
- 100% of major global automotive suppliers use Zerust®



Global Research Labs



Protects Valuable Assets



Turn-key Solutions

Trusted Partners in Corrosion Solutions

Revenue Model:	Product sales and service contracts
Distribution:	Direct sales and/or via joint ventures and 3rd party distributors
Growth:	Expansion of non-automotive segments with core Zerust® products and services • Military • Electrical/electronics • Marine • Agriculture
Value Proposition:	• Zero-rust on metal products during shipment and storage. • Monetary savings up to 20% from reduced rework and product scrap. • Cost effective, and environmentally responsible corrosion protection services.

Global Market Leaders

- Onsite global direct sales and technical support
- Full range of products and services



Packaging
- Plastic
- Bioplastic
- Paper

Liquids
- Coatings
- Cleaners
- Surface-Preparation

Powders
- Capsules
- Diffusers
- Void Fill

Steady Growth of Zerust Oil & Gas



Zerust® Flange Saver


Zerust
AutoFog

AutoFog VCI Sachets



Outdoor Preservation VCI Film



Rust Removal



Oil Storage Tank Bottom Protection

- Focused on sales in North America and abroad
- Client/field validation of solution effectiveness and value for multiple products
- Growing awareness of the Zerust brand


Corrosion Innovation
2012
NACE
Corrosion Innovation
2012
NACE

NACE Awards

ZERUST OIL & GAS

NTI

Key Oil & Gas Successes

BR PETROBRAS



Multinational Energy Company : Rio de Janeiro, Brazil

- Phase 3 Contract for $3.7M Flange Savers active in FY2014
- Multiple product trials underway (rust removers, oil storage tank protection, etc.)

Storage Tank Protection using Zerust Inhibitors gaining traction:

- Successful projects completed in North America

KINDER MORGAN INC.

BUCKEYE PARTNERS, L.P.

Anadarko





- Tank protection from Zerust has been implemented with positive results
- There are over 1 million oil storage tanks in the US alone

Finding Success in Oil and Gas

Revenue Model:	• Product sales and service contracts • Emphasis on consumables for repeat business
Distribution:	• Direct sales and/or via joint ventures and 3rd party distributors
Target Markets:	• Oil refineries, off-shore production platforms, tank farm operators, oil pipelines, oil terminals and retail gas stations.
Value Proposition:	• Minimizes maintenance downtime • Extends infrastructure service life • Reduces risk of environmental pollution due to leaks caused by corrosion • Unique solutions that provide highly cost effective alternative s to current practices

Connecting with Customers

- Building awareness through global standards bodies like NACE
- Winning projects at marquee clients around the world
- Demonstrating the value through successful implementations
- Firm focus on the strategic, long term, value of this industry sector



Advanced Bioplastics

Meeting the Demand for Compostable and Biobased Plastics



Global production and distribution of a full line of resin compounds and finished products

- Meet or exceed global bio-plastic standards
- 84% sales growth FY12 over FY11
- Ready to meet demand created by green legislation, and carbon-footprint reduction initiatives



Customized Resins



Industrial Finished Products



Retail Consumer Products

Natur-Tec® Core Strengths

Compostable bioplastic resins are expensive, difficult to process, and suffer from performance limitations	Natur-Tec takes commercially available bioplastic resins and mechanically and chemically improves their performance using a patented process	Natur-Tec makes finished products easier to manufacture , less expensive, and with improved performance properties


BIO-POLYMERS

NatureWorks

BASF
The Chemical Company


Proprietary Compatibilizers & Polymer Modifiers
Natural Polymers
Organic/Inorganic Materials



Selected End Users of Natur-Tec

Levi's®

ORACLE

Google

Making Sense in Green Business

Revenue Model:	Sales of finished products and customized resin compounds
Distribution:	Direct sales and/or via joint ventures and 3rd party distributors
Target Markets:	Consumer and industrial packaging, consumer goods, foodservice
Value Proposition:	• Broad product portfolio provides one-stop bioplastic solutions. • Proprietary IP and know-how enables development of customized engineered solutions.






Natur-Ware
100% Compostable



Organic-Waste diversion driving growing demand for Natur-Tec® Finished Products

Key Market Drivers

- ✓ Local legislation and mandatory organic waste diversion due to Green House Gas (GHG) emission reduction targets
- ✓ Cost imbalance for waste removal : Land fill vs. Compost
- ✓ Heightened environmental awareness within the consumer space around plastic waste/pollution
- ✓ Required for LEED certification of Commercial Buildings




LANDFILL COLLECTION
COMPOSTING COLLECTION
RECYCLING COLLECTION

Natur-Tec Products in a Composting Environment


At start
After 2 weeks of composting
After 3 weeks of composting
Fork
After 6 weeks of composting
Fork
After 12 weeks of composting

NTI

Expanding Distribution footprint driving Revenue Growth in the U.S.A.

- Over 20 National and large Regional Distribution partners
- Strong presence in Janitorial/Sanitorial and Food Service market segments
- Coverage across all major markets in the U.S.

WCP SOLUTIONS

ECO PRODUCTS®

LP

Clean Source
THE CLEANING SUPPLY EXPERTS



BUNZL®

®

DPI Specialty Foods
Customized Marketing and Distribution Solutions

AmSan®

Global Opportunities for Natur-Tec®



- Asia: Adoption of sustainable packaging solutions from leading Apparel Brands
- Italy: Recently passed legislation mandates use of biodegradable shopping bags
- Europe: Demand for compostable packaging for foodservice and fast moving consumer goods
- North America: Demand for agricultural and mulch film applications



Biodegradable Packaging for Branded Garments in Asia



Foodservice/ Food packaging in Western Europe



Biodegradable Shopping Bags in Italy

Strong R&D driving Innovative New Products

Leveraging strategic relationship with the premier Biomaterials Research Institute

MICHIGAN STATE UNIVERSITY

National Science Foundation
WHERE DISCOVERIES BEGIN

Small Business Technology Transfer Phase II grant of $500,000 for the development of Advanced Polylactide (PLA) materials for biobased plastic products.

- High-heat resistant Injection Molding grade resins for foodservice applications
- Multi-layer barrier films for food and consumer packaging applications
- High performance compostable films for agricultural applications

U.S. DEPARTMENT OF DEFENSE

Small Business Innovation Research Phase II grant of $500,000 for the development of biobased marine biodegradable non-plastic bags for use on U.S. Naval ships.

- Water-resistant vegetable oil based coatings as a replacement to conventional plastic coatings
- Advanced applications for metal protection

Corporate and Financial Overview

Northern Technologies International Corporation

NASDAQ:NTIC

NTIC Financial Results

FY 2012 & 2013 – Results are slightly down due to European macro issues



Worldwide Sales* ('000)
12% CAGR
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
FY 2003
FY 2004
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013

*Worldwide sales represent net sales of NTIC and net sales of all of NTIC's joint ventures, of which NTIC generally owns between 30% and 50% ownership interest. Sales by NTIC's joint ventures are not included as net sales of NTIC on NTIC's consolidated financial statements. Net sales of NTIC's joint ventures are based on foreign currency exchange rates at each respective year end.

** FY 2013 sales are an estimate based in part on NTIC's annual sales guidance as of July 11, 2013, which guidance is not being updated or confirmed today by virtue of this presentation. NTIC's management has not yet received any 4th quarter FY 2013 sales information from its joint ventures as of the date of this presentation. Full year FY 2013 sales information will be made available in Nov 2013.

NTIC Financial Results - EPS

Earnings Per Share - Long Track Record of Profitability



$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
($0.20)
($0.40)
($0.60)
($0.80)
($1.00)
17% CAGR
FY 2003
FY 2004
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013

*FY 2007 EPS are on a non-GAAP basis and are adjusted downward to subtract the $724,000 gain on sale of building.

**FY 2013 EPS are based on guidance as of July 11, 2013, which is not being updated or confirmed today by virtue of this presentation. Full year FY 2013 earnings will not be available until November 2013.

NTIC Balance Sheet

Strong Balance Sheet

('000,000)	May 31, 2013		August 31, 2012
ASSETS			
CURRENT ASSETS	$ 15.9		$ 14.1
PROPERTY AND EQUIPMENT, net	5.1		4.3
INVESTMENTS IN JOINT VENTURES	23.3		21.5
OTHER ASSETS	2.2		2.0
TOTAL ASSETS	**$ 46.5**		**$ 41.9**
LIABILITIES AND STOCKHOLDERS' EQUITY			
CURRENT LIABILITIES:	$ 2.8		$ 4.0
OTHER LIABILITIES	0.9		0.9
TOTAL LIABILITIES	**$ 3.7**		**$ 4.9**
TOTAL STOCKHOLDERS' EQUITY:	**$ 42.8**		**$ 36.9**

- INVESTMENTS IN JOINT VENTURES are mostly comprised of working capital at our JV's, not long term assets. Our German JV specifically has over €11 Million in cash on its balance sheet @ May 2013

- OTHER LIABILITIES is entirely the mortgage on our Headquarters building. There is no traditional debt on the balance sheet

NTIC Income Statement

('000,000)	Aug 31, 2012		Aug 31, 2011
NET SALES:			
NET SALES, EXCLUDING JOINT VENTURES	$20.2		$16.6
NET SALES, TO JOINT VENTURES	2.6		2.9
TOTAL NET SALES	**22.8**		**19.5**
COST OF GOODS SOLD	14.5		12.8
GROSS PROFIT	**8.3**		**6.8**
EQUITY IN INCOME OF JOINT VENTURES	5.5		5.5
FEES FOR SERVICES PROVIDED TO JOINT VENTURES	4.6		6.1
JOINT VENTURE OPERATIONS	**10.1**		**11.7**
OPERATING EXPENSES (SG&A, JV AND R&D)	**(13.8)**		**(13.8)**
INCOME BEFORE INCOME TAX EXPENSE	**4.6**		**4.7**
INCOME TAX EXPENSE	(1.0)		(0.7)
NET INCOME	**3.6**		**4.0**
NON CONTROLLING INTEREST	0.1		0.1
NET INCOME ATTRIBUTABLE TO NTIC	**$3.4**		**$3.9**

- JV's are equity consolidated on the JOINT VENTURE OPERATIONS section of our Income Statement.
- 65-75% of EQUITY IN INCOME is traditionally repatriated as a dividend the following year (Investing section of the Cash Flow).

Investment Opportunity

A profitable and growing core business plus two commercialized technologies positioned to exploit compelling new growth opportunities


NEW MARKETS FOR CORE PRODUCTS
Zerust®
NEW COMPLEMENTARY PRODUCTS FOR EXISTING CUSTOMERS
Natur-Tec®
ZERUST® OIL & GAS

Advanced Bio-Plastics

Bio-degradable and/or bio-based plastics for commercial packaging, industrial and consumer applications

Enhanced Corrosion Protection

Extension of ZERUST® brand and VCI technology to oil, gas and chemical storage applications

Contact Us

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

Investor Relations:
4201 Woodland Road, P.O. Box 69
Circle Pines, MN 55014 USA
+1 (763) 225-6600 | www.ntic.com
mwolsfeld@ntic.com
Ticker Symbol: NTIC (NASDAQ)


NTI
NTIC
NASDAQ
LISTED

Joint Venture Economics

- 24 international joint ventures
  - Generally 50/50 ownership with local JV partner
  - NTIC receives ~7% fee on JV sales and 50% of JV distributions
- Equity method accounting on GAAP financial statements
  - Equity in income reported on GAAP income statement
  - Gross JV sales not included in NTIC's net sales but disclosed in notes to consolidated financial statements
- Direct expenses to support JVs are relatively fixed, representing significant operating leverage on incremental JV sales


JV Initial Investment
Local Partner
Capital Investment
Joint Venture
NTIC
Capital Investment
JV Financial Model
Management Fees
JV Sales
Royalty & Service Fees
Local partners provide:
• Direct sales
• Product support
• Local marketing
-
COGS & Expenses
=
NTIC provides:
• Base Technology
• Consulting and training
• Technical services
• Marketing
Equity in Income
JV Net Income
Equity in Income
Cash Dividend
Retained Earnings

Management & Technologists

MANAGEMENT

Mr. G. Patrick Lynch:
Mr. G. Patrick Lynch, an employee of NTIC since 1995, has been President since July 2005 and Chief Executive Officer since January 2006 and was appointed a director of NTIC in February 2004. From July 2005 to January 2006, Mr. Lynch served as Chief Operating Officer of NTIC. Mr. Lynch served as President of North American Operations of NTIC from May 2004 to July 2005. Prior to May 2004, Mr. Lynch held various positions with NTIC, including Vice President of Strategic Planning, Corporate Secretary and Project Manager. Prior to joining NTIC, Mr. Lynch held positions in sales management for Fuji Electric Co., Ltd. in Tokyo, Japan and programming project management for BMW AG in Munich, Germany. Mr. Lynch received an M.B.A. degree from the University of Michigan Business School in Ann Arbor, Michigan.

Mr. Matthew Wolsfeld:
Mr. Matthew C. Wolsfeld, an employee of NTIC since February 2001, has been NTIC's Chief Financial Officer since November 2001 and Corporate Secretary since November 2004. Mr. Wolsfeld was Controller of NTIC from May 2001 through November 2001. Prior to joining NTIC, Mr. Wolsfeld held an auditing position with PricewaterhouseCoopers LLP in Minneapolis, Minnesota from 1997 to 2001. Mr. Wolsfeld received a B.A. degree in Accounting from the University of Notre Dame and received his M.B.A. degree at the University of Minnesota, Carlson School of Business. Mr. Wolsfeld is a Certified Public Accountant.

PRIMARY TECHNOLOGISTS

Professor Efim Lyublinski
Prof. Efim Ya. Lyublinski has been employed by NTIC since March 2000 in the position of Vice President and Director of New Technologies and Applications Engineering. Prof. Lyublinski is a Member of the Russian Academy of Natural Sciences and NACE International the Corrosion Society. From 1984 to 1999, Prof. Lyublinski was Head of Laboratory of Complex Methods of Corrosion Protection at the Central Research Institute of Structural Materials ("Prometey"), St. Petersburg, Russia. Prof. Lyublinski also held a Senior Consulting Position with Osmos Technology, Boston, Massachusetts from 1995 to 1999. Prof. Lyublinski holds 18 patents, is responsible for 64 inventions and has authored 14 books, 148 articles and lectured at more than 100 symposiums, conferences and congresses in the areas of materials science and corrosion. Prof. Lyublinski received the following awards: in 1997, gold medal of the International Exhibition of Patents in Brussels (Belgium). From 1975 to 1986 – three gold, three silver and one bronze medal from the Exhibitions of the Achievements of Russian National Economy.

Management & Technologists

PRIMARY TECHNOLOGISTS (continued)

Dr. Ramani Narayan, Ph.D.

Dr. Ramani Narayan, Ph.D. has been a director of NTIC since November 2004. He is Professor of Chemical & Biochemical Engineering in the Department of Chemical Engineering & Materials Science at Michigan State University, E. Lansing, MI where he has 105 refereed publications in leading journals to his credit, 18 patents, edited three books and one expert dossier in the area of bio-based polymeric materials. His research encompasses design & engineering of sustainable, biobased products, biodegradable plastics and polymers, reactive extrusion polymerization and processing, studies in polymer biodegradation and composting. He is on the Board of Directors of ASTM International and the Biodegradable Products Institute (BPI), North America. He serves on the Technical Advisory board of Tate & Lyle. He has won the Governors University Award for commercialization excellence; Michigan State University Distinguished Faculty Award, 2006, 2005 Withrow Distinguished Scholar award, Fulbright Distinguished Lectureship Chair in Science & Technology Management & Commercialization (University of Lisbon; Portugal); First recipient of the William N. Findley Award, The James Hammer Memorial Lifetime Achievement Award, and Research and Commercialization Award sponsored by ICI Americas, Inc. & the National Corn Growers Association.